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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the

                       SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported) 20 September 1994
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                       Air Products and Chemicals, Inc.
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              (Exact name of registrant as specified in charter)


         Delaware                   1-4534                 23-1274455
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(State or other jurisdiction      (Commission          (IRS Identification
     of incorporation)            file number)               number)

7201 Hamilton Boulevard, Allentown, Pennsylvania           18195-1501
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  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (215/610)-481-4911
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Item 5.  Other Events.
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        The legal proceedings with Syncrude Canada Ltd., its owners, and the
Province of Alberta Canada described in Item 3(2) of the Registrant's Form 10-K Annual Report for the fiscal year ended September 30, 1993, has been settled in September 1994. The settlement which will be funded principally by Registrant's insurance carriers will not have a material impact on the Registrant's consolidated earnings for the fourth quarter.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Air Products and Chemicals, Inc.
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                                             (Registrant)

Dated: September 20, 1994             By:  /s/ Gerald A. White
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                                               Gerald A. White
                                               Senior Vice President - Finance